Exhibit 10.5

May 20, 2016

CB Pharma Acquisition Corp.

3 Columbus Circle, 15th Floor

New York, New York 10019

EarlyBirdCapital, Inc.

366 Madison Avenue, 8th Floor

New York, New York 10017

Gentlemen:

Based on the contemporaneous due execution and delivery of (i) the Agreement dated as of even date herewith among certain Sellers (as specified therein), EJF Opportunities, LLC, Stephen B. Pudles, Jose M. Aldeanueva, Jeffrey J. Gutovich Profit Sharing Plan and Barry Rodgers (collectively, the “Investors”), and CB Pharma Acquisition Corp. (“Company”) and (ii) the Insider Letters of the Investors, Edward J. Fred and Jeffrey J. Gutovich, each substantially in the form provided to each of the undersigned, the undersigned hereby agrees that with regard to its letter agreement with the Company, dated December 12, 2014, Section 12 is hereby deleted in its entirety. Additionally, upon approval of the matters set forth in Section 7.3 of the Agreement, Section 2(a), Section 2(c) and Section 13 shall be deleted in their entirety.

[Remainder of page intentionally left blank; signature page to follow.]

If the foregoing correctly sets forth our agreement, please so confirm by signing below in the space indicated.

/s/ Lindsay A. Rosenwald
Foretress Biotech, Inc.

EARLYBIRDCAPITAL, INC.		CB PHARMA ACQUISITION CORP.

By:	/s/ David Nussbaum	By:	/s/ Lindsay A. Rosenwald
Title:	Chairman	Title:	CEO

[Insider Letter Amendment - Officers and Directors]